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                         SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C  20549

                                     ------------

                                       FORM 8-K

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934

                                     ------------

                          Date of Report: June 13, 1997
                (Date of earliest event reported: May 29, 1997)


                      MOBLEY ENVIRONMENTAL SERVICES, INC.
          (Exact name of registrant as specified in its charter)

             DELAWARE                       0-19497             75-2242963

(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 Incorporation of organization)                              Identification No.)

                   STILLHOUSE CANYON OFFICE PARK, BLDG. ONE
                   4807 SPICEWOOD SPRINGS ROAD, SUITE 1245
                             AUSTIN, TEXAS 78759
                         (Address of registrant's
                       principal executive offices)


                                (512) 346-5591
            (Registrant's telephone number, including area code:)


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ITEM 5.   OTHER EVENTS
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          On June 4, 1997, Mobley Environmental Services, Inc. (the
          "Company") announced the completion of the sale of substantially all of its remaining operating assets of its subsidiaries to United States Filter Corporation effective May 29, 1997 in accordance with the terms and conditions previously disclosed by the Company in its Information Statement on Schedule 14C filed with the Securities and Exchange Commission and mailed to shareholders on May 9, 1997.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          7(c) EXHIBITS

          Exhibit 99.1: Press release dated June 4, 1997 announcing the completion of the sale of substantially all of the operating assets of its subsidiaries to United States Filter Corporation.





















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                                   SIGNATURES

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 13, 1997              MOBLEY ENVIRONMENTAL SERVICES, INC.



                                   By: /s/ John Mobley
                                       -------------------------------
                                       John Mobley, President







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